FUNDAMENTALS FIRST ETF

Ticker Symbol: KNOW

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

October 28, 2026

Advised by:

Albert D. Mason Inc. doing business as Mason Capital Partners

50 Federal Street, 9th Floor

Boston, MA 02110

(617) 228-5190

www.mason-capital.com

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, dated October 28, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.fundamentalsfirstfund.com or by calling (617)-228-5190. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Investment Objectives/Goals

The Fund seeks income and capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Acquired Fund Fees and Expenses(1)	0.07%
Total Annual Fund Operating Expenses	1.07%

(1)	Acquired Fund Fees and Expenses are the estimated average indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. You would incur these hypothetical expenses whether or not you were to redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$109	$340	$590	$1,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended June 30, 2026, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment strategy is a long-only, long-term approach as it seeks to buy and hold its investments, provided that such investments meet the investment criteria used by Albert D. Mason Inc. doing business as Mason Capital Partners, the Fund’s investment advisor (the “Advisor”). The Fund primarily invests in publicly-traded equity securities and fixed income securities. Equity securities include common stock and American Depositary Receipts (“ADRs”), both sponsored and unsponsored, and may be made in companies of any market capitalization, industry or geographical location including foreign and emerging market countries. The Fund considers issuers from foreign countries to be those issuers economically tied to a country or countries outside the United States. To determine whether an issuer is economically tied to a country outside the United States, the Advisor will consider whether the issuer is headquartered or has its principal place of business in a country outside the United States and the issuer is organized under the laws of that country. The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index.

With respect to fixed income securities, the Fund may invest in (1) domestic and foreign corporate bonds and notes (including commercial notes, unsecured promissory notes and variable rate notes) issued by domestic and foreign corporate issuers; (2) U.S. Treasury bills, notes and bonds; and (3) money market instruments including money market funds. The Fund may also gain investment exposure to fixed income securities by investing in exchange-traded funds (“ETFs”) that primarily invest in the same types of fixed income securities in which the Fund may invest. Fixed income holdings may be of any maturity, duration or credit rating, including high-yield bonds (also known as “junk bonds”). The Fund defines high-yield fixed income securities as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). The Fund will not invest more than 10% of its assets in high-yield fixed income securities. Investments in any one portfolio holding are limited to 5% of the Fund’s assets (except for money market funds and U.S. Treasury securities), measured at the time of purchase. In the event a holding comes to represent more than 5% of the Fund’s assets, the Fund will sell a portion of such holding to bring the position to below 5% of the Fund’s assets. Under normal market conditions, the Fund intends to invest approximately 65%-90% of its net assets in equity securities and approximately 10%-35% of its net assets in fixed income securities.

Investments are made once due diligence indicates that a company is deemed to be of sufficient quality and that the securities of that company are attractively priced as assessed by the Investment Team of the Advisor. Due diligence includes a fundamental quantitative and qualitative assessment of a company and its securities. Typically, this process includes a review of a company’s publicly filed financial statements and press releases as well as discussions with its executive and/or investor relations teams. The Fund is named “Fundamentals First” because the Advisor emphasizes fundamental investment research and analysis in managing the Fund. Fundamental analysis measures a security’s intrinsic value by examining related economic and financial factors, as well as market conditions. In conducting its own fundamental research on securities, the Advisor considers company filings and press releases, industry data and its own interviews with company management. The Advisor seeks to invest in companies which it believes have strong management that is focused on delivering shareholder value. The Advisor uses its fundamental analysis process to select investments for the long-term with relatively low turnover. As a long-term investor, the Advisor considers itself to be an “owner” of a company rather than a short-term trader.

The Advisor may decide to sell a holding if in its opinion the security or the company issuing the security no longer aligns with the objectives of the Fund. This may include a change to management, corporate structure, financials, future prospects of the business, or any other change that brings into question the potential benefit of holding such security. The Advisor may also sell a holding if the security or underlying company have failed to meet expectations that led to the initial investment. The Advisor may decrease the Fund’s exposure to a security without selling it entirely based on the same criteria, or as part of the strategy not to expose more capital to a specific security than is deemed reasonable.

Principal Risks of Investing in the Fund

As with all registered funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance.

Principal risks include the following:

•	Market Risk. The Fund is subject to market risk since securities are priced by public markets. Performance of the Fund is tied to the performance of its underlying investments. Securities held within the Fund may decline in value due to general sentiment, due to poor performance of the underlying companies, or for an unknown number of other reasons. The NAV of the Fund is calculated using the values of securities held within the Fund, so declines in value of securities held within the Fund will directly lead to a decline in NAV of the Fund. Total return of the Fund may, and likely will, vary for any number of reasons (including but not limited to regional or geopolitical issues, macroeconomic factors, interest rates, international conflict, tariffs and trade wars or natural disasters). The market frequently moves in unexpected ways over short time frames which is why we believe investment decisions should be viewed in a long-term context.

•	Security Selection. Fund performance is directly tied to the securities held in the portfolio. The portfolio is made up of securities in companies as selected by the Advisor. While the portfolio managers of the Fund make a reasonable effort to perform due diligence on securities and the underlying companies, the results may not be satisfactory.

•	Equity Risk. Common stocks and ADRs may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a common stock or ADR may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

•	Asset Allocation. The performance of the Fund is derived from the weighted performance of the securities in the portfolio. Even if a satisfactory set of securities are selected by the Mason Capital team, the decisions of how much weight to ascribe to each position may result in performance that is not satisfactory. The overall strategy of the Fund includes limiting maximum position size to 5% in order to limit risk specific to any one security. Results could vary from a portfolio made up of the same list of securities but with different relative weights. Under normal market conditions, the Fund intends to invest approximately 65%-90% of its net assets in equity securities and approximately 10%-35% of its net assets in fixed income securities.

•	Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

•	Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may cause their market price to be more volatile than larger companies in response to buying and selling pressures. Small and medium sized companies may have more concentrated risks if, among other things, they address fewer markets, sell fewer product lines, have fewer financial resources and lack management experience relative to larger companies and as a result market prices of securities of such companies may be more volatile.

•	Fixed Income Risk. The Fund is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Fixed income securities are subject to the following risks:

o	Call Risk. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.

o	Credit Risk. The risk that an issuer will fail to pay its obligations when they are due. As a result, the income from an investment might be reduced and the value of the investment might fall. Changes in the economic, social or political conditions that affect an issuer, or type of security or other instrument can increase the risk of default by an issuer or counterparty, which can affect a fixed income security’s credit quality or value and an issuer’s ability or willingness to pay interest and principal when due.

o	Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities.

o	Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

o	Interest Rate Risk. The Fund is subject to the risk that debt instruments will change in value (either positively or negatively) because of changes in interest rates. Generally, a fixed income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

•	Foreign Securities Risk. The Fund holds foreign securities which could expand the breadth of macro risks facing the Fund. Foreign issuers are subject to different disclosure requirements than US companies, which could result in less timely disclosures leading to errant analysis. Foreign securities are also subject to currency fluctuations versus the US dollar which is the functional currency of the Fund. These risks may be magnified in emerging markets which are part of the Fund’s investable universe.

•	Emerging Market Securities Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid which could cause security pricing to be volatile and could make it difficult to accumulate or exit a position at a target price.

•	U.S. Treasury Securities Risk. Treasury securities may differ from other debt securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s Treasury securities holdings to decline.

•	ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

o	Market Risk. Trading in shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in the shares of the ETF and in executing purchase or redemption orders, which can lead to wider bid-ask spreads and variances between the market price of ETF shares and the underlying value of those shares.

o	Authorized Participant Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of financial institutions that may act as authorized participants that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those authorized participants exit the business or are unable to process creation or redemption orders and no other authorized participants are able to step forward to do so, there may be a significantly diminished trading market for the Fund’s shares. This could lead to differences between market price and underlying value of shares and shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

o	Liquidity Risk. The market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying holdings, for example during times of market stress. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV and wider bid/ask spreads.

o	Cash Transaction Risk. Purchases and redemptions of creation units that are made primarily with cash, rather than through in-kind delivery of portfolio securities may cause the Fund to incur additional costs including brokerage costs and taxable capital gains or losses that the Fund may not have incurred if the Fund had made purchases or redemptions in-kind. Such transaction costs could decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an authorized participant.

o	Market Price Variance Risk. Individual shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying shares on the secondary market, and you may receive less than NAV when you sell those shares. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to NAV and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

o	International Holdings Risk. As a portion of the Fund’s underlying securities may trade in a market that is closed when the exchange on which the Fund’s shares are listed and traded is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. Accordingly, this difference in markets could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

•	ETF Risk. The Fund may invest in ETFs that primarily invest in the same types of fixed income securities in which the Fund may invest. The ETFs may be subject to specific risks, depending on the nature of the ETF. The cost of investing in the Fund will be higher than the cost of investing directly in the ETFs in which it invests and may be higher than other funds that invest directly in stocks and bonds. Shares of ETFs may trade at a discount or a premium in market price if there is a limited market in such shares. Shares of the ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund and, thus, indirectly expenses to the shareholders.

•	Holding Period Risk. It is the intention of the Fund to hold a position in securities selected for the portfolio by the Advisor for multiple years. Securities may not end up being purchased and sold at their relative low and high prices, respectively, and the returns of the Fund may not reflect the most optimal returns for a specific security during a given time period due to timing of increases or reductions in position size.

•	Depositary Receipts Risk. Sponsored and unsponsored ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described above regarding foreign securities apply to investments in ADRs.

•	Money Market Fund Risk. It is possible for the Fund to lose money by investing in money market funds. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments held by the money market fund.

•	Lower Quality (High-Yield or Junk Bonds) Debt Securities Risk. The Fund may invest in lower quality debt securities, including junk bonds. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

•	Commercial Notes Risk. Commercial notes are subject to interest rate and credit risks. Commercial notes are generally unsecured which subjects the Fund to potentially greater losses than the holder of a secured instrument in the event the issuer defaults.

•	Variable Rate Notes Risk. The market prices of notes with variable interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable rate notes may decline in value if market interest rates or interest rates paid by such instruments do not move as expected.

•	Sector Exposure Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

o	Industrials Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Performance Information

The bar chart and performance table below show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.fundamentalsfirstfund.com or by calling 617-228-5190.

Performance Bar Chart

Calendar Year Ended December 31

Best Quarter:	6/30/2025	5.75%
Worst Quarter:	3/31/2025	(1.45)%

The Fund’s year-to-date return as of the most recent fiscal quarter, which ended September 30, 2026, was 11.34%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Since Inception (02/21/2024)
Return Before Taxes	8.59%	9.07%
Return After Taxes on Distributions	8.21%	8.67%
Return After Taxes on Distributions and Sale of Fund Shares	5.34%	6.94%
S&P 500® Index*	17.88%	20.20%

*	The S&P 500® Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor: The Fund’s investment advisor is Albert D. Mason Inc. doing business as Mason Capital Partners.

Portfolio Managers: Albert Mason, Partner at the Advisor, and Gregg Picillo, Partner at the Advisor, have each served the Fund as portfolio manager since its inception in February 2024. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV per share only in large blocks of shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, can be found on the Fund’s website at www.fundamentalsfirstfund.com.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. If you are investing through a tax-free plan, you will be taxed upon withdrawal from certain retirement plans and accounts generally subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.